UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2017

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 21, 2017, Avista Healthcare Public Acquisition Corp. (“AHPAC”) issued a press release (the “Press Release”) announcing the execution of a Transaction Agreement, by and among AHPAC, Avista Healthcare Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of AHPAC, Avista Healthcare NewCo, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of AHPAC, Envigo International Holdings, Inc., a Delaware corporation (“Envigo”), and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined therein). The Transaction Agreement provides for the business combination (the “Business Combination”) of AHPAC and Envigo resulting in AHPAC becoming the ultimate parent company to Envigo and Envigo’s direct and indirect subsidiaries.

The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated August 2017, that will be used by AHPAC with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AHPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Envigo and AHPAC, AHPAC intends to file with the Securities and Exchange Commission (“SEC”) a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to AHPAC’s shareholders. AHPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about AHPAC, Envigo and the Business Combination. The definitive proxy statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Envigo, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the proxy statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed Business Combination will be set forth in the proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the proxy statement relating to the proposed Business Combination when it becomes available.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed Business Combination between AHPAC and Envigo.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Exhibit

99.1	Joint Press Release issued by AHPAC and Envigo on August 21, 2017.

99.2	Investor Presentation of AHPAC dated August 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Healthcare Special Acquisition Corp.

By:	/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	General Counsel and Secretary

Date: August 21, 2017

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